Thermo Fisher Scientific Inc.

Creating the Global Leader in the Life, Laboratory and Health Sciences Industry

May 8, 2006

Thermo
ELECTRON CORPORATION

Fisher Scientific International Inc.

Joint Safe Harbor Statement

Forward-Looking Statements
Various remarks that we may make about the new company's future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Re-form Act of 1995. Forward-looking statements, which involve a number of risks and uncertainties. Thermo Electron and Fisher Scientific caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Thermo Electron and Fisher Scientific, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Electron's and Fisher Scientific's filings with the SEC, including their respective Quarterly Reports on Form 10-Q for the first quarter of 2006. These include risks and uncertainties relating to: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to significant techno-logical change; implementation of strategies for improving internal growth; use and protection of intellectual property; dependence on customers' capital spending policies and government funding policies; realization of potential future savings from new productivity initiatives; dependence on customers that operate in cyclical industries; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; exposure to product liability claims in excess of insurance coverage; and the effect of exchange rate fluctuations on international operations. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we refer to certain financial measures not prepared in accordance with GAAP, including adjusted EPS and adjusted operating income, which exclude restructuring and other costs/income and amortization of acquisition-related intangible assets. Adjusted EPS also excludes certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and discontinued operations. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or fore-casts.

Additional Information About this Transaction
In connection with the proposed merger, Thermo Electron will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Thermo Electron and Fisher Scientific that also constitutes a prospectus of Thermo Electron. Thermo Electron and Fisher Scientific will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Thermo Electron and Fisher Scientific with the SEC at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Thermo Electron's website at http://www.thermo.com under the heading "About Thermo" and then under the heading "Investors" or by accessing Fisher Scientific's website at http://www.fisherscientific.com under the tab "Investor Info."

Thermo Electron, Fisher Scientific and their respective directors and executive officers may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Thermo Electron's executive officers and directors in Thermo Electron's definitive proxy statement filed with the SEC on April 11, 2006. You can find information about Fisher Scientific's executive officers and directors in their definitive proxy statement filed with the SEC on April 6, 2006. You can obtain free copies of these documents from the Thermo Electron or Fisher Scientific using the contact information above.

Combination of Industry Leaders

Thermo ELECTRON CORPORATION

Fisher Scientific International Inc.

- Industry transforming
- Exciting growth opportunities
- World-class capabilities
- Compelling financial benefits

Accelerates Earnings Growth

Transforming Our Industry

Industry Dynamics

Accelerating Drug Discovery

Pressure to Reduce Costs

Globalization

Regulatory Complexity

Thermo Fisher Solutions

Broad Product Offering

Extensive Suite of Services

Integrated Solutions

Global Capabilities

Only End-to-End Solutions Provider

Exciting Growth Opportunities

- Expanded market access
- Expanded products and services offering
- Acquisition opportunities

Tremendous Upside for Shareholders

World Class Capabilities

- Experienced management team
- Unparalleled sales and marketing footprint
- Extensive R&D capabilities
- Global scale
- Demonstrated shareholder value creation

Proven Track Record of Success

Compelling Financial Benefits

- 20%+ compound growth in adjusted EPS
- 18% accretive to 2007 adjusted EPS
- $200 million of synergies
- Over $1 billion of operating cash flow

Tremendous Upside for Shareholders

Transforming Our Company – Strong Strategic Fit

- Complete tool set of customer solutions
- Expands reach into high-growth markets and geographies
- Unparalleled customer access
- Complementary world-class technologies
- Opportunity to enhance integrated laboratory workflow solutions
- Extensive offering of laboratory support services

Driving Growth at All Levels

Transforming Relationships With Customers

Leading Laboratory Provider



Consumables
56%
Instrumentation
28%
16%
Software & Services

Key Strategic Capabilities

Scale	▪ $9bn revenues ▪ 350,000 customers ▪ 150 countries
Capabilities	▪ Broad product & service offering ▪ Global capabilities ▪ World class technologies
Experience	▪ 150 years of combined experience ▪ Proven management team
Brand Equity	▪ Pre-eminent product brands

Positioned for Growth

Attractive High Growth Markets

Customer Base


Healthcare
19%
Life Science
45%
36%
Industrial/
Environmental

Attractive Growth Opportunities

- Drug Discovery
- Proteomics Research
- Pharma Services
- Molecular Diagnostics
- Immunohistochemistry
- Environmental Regulatory Compliance

Exciting Growth Opportunities

Note: 2005A pro forma revenues; prior to inter-company sales.

Integrated Workflows



Laboratory Services
Consumables/Reagents
Sample Preparation
Sample Analysis
Data Interpretation & Storage
Automation

Combination Enhances Workflow Capabilities

Integrated Laboratory Workflow Solutions

Biomarker Research Application


Sample Preparation
Thermo
Fisher
Complementary Reagents & Consumables
Cells or Tissue
Biomarker Identified
Xcalibur
Sample Analysis
Data Interpretation & Storage

World Class Portfolio of Services

<u>Laboratory Services</u>

- Asset management
- Regulatory compliance and validation
- Equipment maintenance and applications development

<u>Biopharma Services</u>

- Managed R&D services
- Clinical trial materials management
- Biological specimen management
- Diagnostic product formulation







Positioned to Capitalize on Increased Services Demand

Global Leadership

Enhanced Presence in Key Geographies



North America
66%
9%
25%
Europe
Asia / ROW

Focus on Asian Emerging Markets

- Strong presence in China
  - *Manufacturing capabilities*
  - *State-of-the-art demo lab*
  - *Over 800 employees*
- Active sourcing network
- Extensive commercial capabilities
  - *Direct sales/services*
  - *Key account focus*
- Clinical trials support in India

Unmatched Global Capabilities

Note: 2005A pro forma revenues; prior to inter-company sales.

Unparalleled Customer Access


1,100 Application Specialists
2,900 Sales Generalists
2,000 Customer Service Reps
1,500 Field Service Reps

7,500 Sales Representatives

- 350,000 Customers Served
- 150 Countries Served
- Leading Brand Names
- Superior e-Commerce Platform

Superior Capabilities to Accelerate Growth

Revenue Upside Opportunities

- Integrated Solutions
- Life Science Research / Healthcare Convergence
- Emerging Markets

Industry Leadership Driving Upside Growth

$200 Million of Synergies

$150 Million Cost Savings

- Rationalize manufacturing operations
- Leverage combined purchasing power
- Consolidate administrative activities

$50 Million Revenue Opportunities

- Cross-selling
- Enhanced geographic reach
- Penetration of new and existing markets
- New solutions development

At least $75 Million in 2007

Transaction Overview

Transaction Terms

Purchase Consideration:	2.00 Thermo shares for each Fisher share
Pro Forma Ownership:	Thermo: 39% Fisher: 61%
Board Composition:	Chairman of the Board: Paul Meister Thermo: 5 Directors Fisher: 3 Directors
Management:	Chief Executive Officer: Marijn Dekkers
Headquarters:	Waltham, Massachusetts
Customary Approvals:	Shareholders and Regulatory
Timing:	Fourth Quarter of 2006

Thermo ELECTRON CORPORATION

Fisher Scientific International Inc.

Combined Financial Strength

	2007
Revenue	$9.2 - $9.3 billion
Adjusted Operating Income	$1.5 - $1.6 billion
% Margin	*17%*
Adjusted EPS *(including FAS 123R)*	$2.27 - $2.37
Operating Cash Flow	Over $1 billion

Note: Revenues exclude inter-company sales.

Note: Adjusted results are Non-GAAP measures and exclude amortization of acquisition-related intangible assets, restructuring and other costs. In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we refer to certain financial measures not prepared in accordance with GAAP, including adjusted EPS and adjusted operating income, which exclude restructuring and other costs/income and amortization of acquisition-related intangible assets. Adjusted EPS also excludes certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and discontinued operations. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts.

Thermo ELECTRON CORPORATION

Fisher Scientific International Inc.

Longer-term Financial Goals

Organic Revenue Growth	6 - 8%
Adjusted Operating Margin	19 – 20%
Adjusted EPS Growth	18 – 20%

Tremendous Upside for Shareholders

The New Thermo Fisher Scientific

- ✓ Combination of complementary industry leaders
- ✓ Strong track records
- ✓ Compelling financial benefits

Delivering Enhanced Shareholder Value

Thermo Fisher Scientific Inc.

Creating the Global Leader in the Life, Laboratory and Health Sciences Industry

May 8, 2006

Thermo
ELECTRON CORPORATION

Fisher Scientific International Inc.